Supplement to the
Fidelity® Corporate Bond ETF
December 30, 2023
Summary Prospectus

Matthew Bartlett no longer serves as Co-Portfolio Manager of the fund.
The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Steven Rolecek (Co-Portfolio Manager) has managed the fund since 2024.

T12-SUSTK-1024-103 1.9887761.103	October 1, 2024